SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2002

Western Multiplex Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30993	52-2198231

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

1196 Borregas Avenue
Sunnyvale, California 94089

(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code: (408) 542-5200

(Former name and former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events.

     On February 28, 2002, Western Multiplex Corporation announced that it had received an unsolicited merger proposal in a letter from DMC Stratex Networks, Inc. in which DMC Stratex proposed that Western Multiplex stockholders would receive 0.5215 shares of DMC Stratex common stock for each share of Western Multiplex common stock.

     The foregoing descriptions of the letter from DMC Stratex and Western Multiplex’s public announcement of that letter are qualified in their entirety by reference to that letter and that release, copies of which are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

     The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

EXHIBIT NO.	TITLE

99.1	Letter dated February 26, 2002 from Charles D. Kissner, Chairman and Chief Executive Officer of DMC Stratex Networks, Inc., to Jonathan N. Zakin, Chairman and Chief Executive Officer of Western Multiplex Corporation.
99.2	Press Release dated February 28, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN MULTIPLEX CORPORATION (Registrant)

Dated: February 28, 2002	By:	/s/ Nancy Huber
Nancy Huber
Chief Financial Officer, Executive Vice President and Secretary

EXHIBIT INDEX

99.1	Letter dated February 26, 2002 from Charles D. Kissner, Chairman and Chief Executive Officer of DMC Stratex Networks, Inc., to Jonathan N. Zakin, Chairman and Chief Executive Officer of Western Multiplex Corporation.
99.2	Press Release dated February 28, 2002.